Strictly Confidential
                             Memorandum No.

                     Private Offering Memorandum

                           TRAVEL DYNAMICS, INC.
                                $1,200,000

                Offering of 200,000 to 1,200,000 Units
          Offering of $200,000 Minimum to $1,200,000 Maximum
           Minimum Subscription:  $50,000 for 50,000 Units
(Each Unit Consists of 1 share of Common Stock, $.001 par value, and
                              1 Warrant)

     Travel Dynamics, Inc., a Nevada corporation (the "Company"), is hereby offering to accredited investors ("Investors") a minimum of 200,000 Units and a maximum of 1,200,000 Units, each consisting of 1 share of Common Stock, $.001 par value ("Common Stock") and 1 Warrant for a total price of $1.00 (the "Unit"), such offering being hereinafter referred to as the "Offering." Minimum subscription is 50,000 Units for $50,000. The Company reserves the right to accept subscriptions from a limited number of Investors for less than 50,000 Units.

If subscriptions for at least 200,000 Units ("Minimum Offering") have not been accepted by the Company on or prior to April 30, 2000 (unless such date is extended one or more times by the Company provided that such date may not be extended beyond May 31, 2000), the Offering will terminate and all subscription funds will be promptly returned to the respective Investors without interest. If the Minimum Offering is timely achieved, the Offering will continue until the earlier of (i) acceptance of subscriptions for 1,200,000 Units (the "Maximum Offering") or April 30, 2000 (unless such date is extended one or more times by the Company, provided that such date may not be extended beyond May 31, 2000). Notwithstanding the foregoing, the Company may terminate the Offering at any time in its sole discretion. See "PLAN OF OFFERING." All funds received up to the Minimum Offering will be placed in a segregated independent escrow account, and will not be released to the Company until or unless the Minimum subscription is raised by the Offering termination. If funds received are equal to or greater than the Minimum Offering after the expiration of the Minimum Offering, such funds will be released to the Company. Any additional funds received thereafter will be released to the Company from time to time until the termination of the Offering.

     The Company's amended and restated 10-KSB/A Report (Amendment No. 1) for the fiscal year ended June 30, 1999 and the Form 10-QSB for the first quarter ended September 30, 1999, are incorporated herein by reference and provide additional material information.
The Company recommends that each prospective Investor review such documents prior to investment in this Offering. Moreover, the current 10-QSB information for the Company's second quarter ended December 31, 1999 should be available on or about February 15, 2000.
 These reports are electronically filed with the SEC at its office at 450 Fifth Street N.W., Washington, D.C. 20549 and may be obtained from its office or its website at www.sec.gov. The Company also will make copies available upon written request.

     THESE ARE SPECULATIVE SECURITIES WHICH INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE AND SUBSTANTIAL DILUTION. THEY SHOULD ONLY BE
PURCHASED BY PERSONS WHO CAN ADEQUATELY ASSESS THE RISKS INVOLVED
AND WHO DO NOT REQUIRE A HIGH DEGREE OF LIQUIDITY.  SEE "RISK
FACTORS" AND "DILUTION."      TRANSFERABILITY OF THE UNITS IS
RESTRICTED.  SEE "DESCRIPTION OF COMMON STOCK AND WARRANTS."

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT" OR THE "ACT"), OR THE SECURITIES LAW OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR ANY STATE SECURITIES ADMINISTRATOR HAS APPROVED OR DISAPPROVED THE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION DOES NOT PASS UPON THE MERITS OF OR GIVE ITS APPROVAL TO ANY SECURITIES OFFERED OR THE TERMS OF THE OFFERING, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF ANY MEMORANDUM OR OFFERED SELLING LITERATURE. THE SECURITIES ARE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE COMMISSION; HOWEVER, THE COMMISSION HAS NOT MADE ANY INDEPENDENT DETERMINATION THAT THE SECURITIES OFFERED HEREUNDER ARE EXEMPT FROM REGISTRATION.

                                                          Selling          Proceeds to
                                       Price           Commissions(2)       Company(3)
   Per Unit (1)                                $1.00          $.10                  $.90

   Minimum Offering (200,000 Units)      $200,000.00       $20,000           $180,000.00

   Maximum Offering (1,200,000 Units)  $1,200,000.00      $120,000         $1,080,000.00


     Footnotes:

(1) Each Investor will be required to subscribe for at least fifty thousand (50,000) Units for a price of $50,000, provided that the Company may accept a limited number of subscriptions for less than fifty thousand Units. See "SUBSCRIPTION FOR UNITS."

(2) Offers and sales of Units will be effected on a best efforts basis by officers and directors of the Company who will not be compensated for their selling activities. They may be reimbursed for reasonable out of pocket expenses, such as postage, telephone, and mileage, incurred in connection with such selling activities. The Company may pay members of the National Association of Securities Dealers, Inc. ("NASD") a commission not to exceed 10% of the price of the Units sold to Investors introduced to the Company by such brokers. If such commissions were to be paid on all sales, they would be $20,000 on the Minimum Amount and $120,000 on the Maximum Amount. In addition, NASD member firms may receive Warrants to purchase shares of Common Stock at an exercise price of 120% of the offering price of the Units. One Warrant will be issued for each 10 Units sold through the NASD member. See "PLAN OF OFFERING."

(3) Before deduction of Offering expenses. Offering expenses connected with this Offering (including, without limitation, printing costs, attorneys' and accountants' fees, escrow fees and filing fees) are expected to total approximately $40,000 for the Minimum Offering and $174,000 for the Maximum Offering. Such Offering expenses will be paid by the Company from the proceeds of the Offering. See "ESTIMATED USE OF PROCEEDS."


                           Travel Dynamics, Inc.
                      4150 N. Civic Center Blvd.
                              5th Floor
                         Scottsdale, AZ 85251
                            (480) 949-9500

 The date of this Private Offering Memorandum is February 17, 2000

INVESTMENT IN THE UNITS IS AVAILABLE ONLY TO PERSONS ARE WHO
ACCREDITED INVESTORS AND MEET CERTAIN CRITICAL SUITABILITY STANDARDS IN TERMS OF INVESTMENT EXPERIENCE, INCOME AND NET WORTH. SEE
"SUITABILITY STANDARDS" TO DETERMINE YOUR QUALIFICATIONS.

      THE DELIVERY OF THIS PRIVATE OFFERING MEMORANDUM SHALL NOT
           CONSTITUTE AN OFFER TO SOLICITATION TO ANYONE IN
               ANY JURISDICTION IN WHICH SUCH AN OFFER
                  OR SOLICITATION IS NOT AUTHORIZED.

THE INFORMATION REPRESENTED IN THIS PRIVATE OFFERING MEMORANDUM (THE "OFFERING MEMORANDUM" OR "MEMORANDUM") DELIVERED IN CONNECTION HEREWITH CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS AND ASSUMPTIONS THAT ARE BASED ON THE JUDGMENTS AND EXPECTATIONS OF MANAGEMENT. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM SUCH INFORMATION.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE
CONTAINED HEREIN, AND, IF MADE OR GIVEN, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON.

A PROSPECTIVE INVESTOR SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS AS LEGAL OR TAX ADVICE. TO FULLY PROTECT AN INVESTOR'S BEST INTERESTS, AN INVESTOR SHOULD CONSULT AN ATTORNEY, ACCOUNTANT AND/OR OTHER ADVISOR AS TO THE LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT.

THIS MEMORANDUM HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF
INVESTORS INTERESTED IN THE PROPOSED OFFERING OF UNITS DESCRIBED
HEREIN. ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM, IN
WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY
IS PROHIBITED.

BY ACCEPTING DELIVERY OF THIS MEMORANDUM, A PROSPECTIVE INVESTOR AGREES TO RETURN IT WITH ALL ENCLOSED DOCUMENTS TO THE COMPANY, IF SUCH PROSPECTIVE INVESTOR DOES NOT UNDERTAKE TO PARTICIPATE, AND AGREES NOT TO DISCLOSE ANY CONFIDENTIAL INFORMATION CONTAINED THEREIN.

DURING THE COURSE OF THE TRANSACTION AND PRIOR TO SALE, EACH PROSPECTIVE INVESTOR AND HIS OR HER INVESTMENT ADVISOR(S), IF ANY, ARE INVITED TO ASK QUESTIONS OF THE COMPANY'S DIRECTORS AND OFFICERS CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING, THE BUSINESS AND OPERATIONS OF THE COMPANY AND ANY OTHER MATTER DISCUSSED IN THIS MEMORANDUM, AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE DIRECTORS AND OFFICERS POSSESS SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. PROSPECTIVE INVESTORS OR ADVISORS MAY CONTACT THE DIRECTORS AND OFFICERS AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE COVER PAGE OF THIS MEMORANDUM.

NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE MATTERS DISCUSSED HEREIN SINCE THE DATE HEREOF.

                             TABLE OF CONTENTS

                                                       Page

              RISK FACTORS                               1
                  GENERAL RISKS                          1
                  LIMITED HISTORY AND CHANGE OF
                  COMPANY OPERATIONS                     1
                  EXPANSION                              1
                  DEPENDENCE ON KEY MANAGEMENT           1
                  PROPRIETARY RIGHTS                     2
                  COMPETITION                            2
                  GOVERNMENT REGULATION                  2
                  CUSTOMER DEVELOPMENT                   2
                  INDEBTEDNESS                           3
                  FLUCTUATIONS IN OPERATING RESULTS      3
                  YEAR 2000 ISSUES                       4
                  OTHER FACTORS                          4
                  RISKS ASSOCIATED WITH TECHNOLOGY       5
                  ACQUISITIONS AND INVESTMENTS           6
                  RESTRICTIONS ON TRANSFERABILITY;
                  LIMITED MARKET                         5
                  DETERMINATION OF THE OFFERING PRICE    7
                  FORWARD LOOKING STATEMENTS             7
                  BEST EFFORTS OFFERING                  6
                  DILUTION                               6
                  LACK OF DIVIDENDS                      8
              ESTIMATED USE OF PROCEEDS                  6
              DILUTION                                   7
              CAPITALIZATION                             8
              DESCRIPTION OF COMMON STOCK AND WARRANTS   9
                  COMMON STOCK                          11
                  WARRRANTS                             12
                  PREFERRED STOCK                       13
              PLAN OF OFFERING                          10
              TRANSFER RESTRICTIONS                     14
              SUITABILITY STANDARDS                     13
              SUBSCRIPTION FOR UNITS                    14
              LEGAL MATTERS                             14
              ADDITIONAL INFORMATION                    14

                      RISK FACTORS

              Unless the context may otherwise
              require, "we," "us," "our" and similar
              terms, as well as references to "Travel
              Dynamics" and the "Company" refer to
              Travel Dynamics, Inc. and its sole
              wholly-owned operating subsidiary,
              Travel Dynamics Services, Inc.

              An investment in the Company involves
              certain risks, including, among others,
              the Company's lack of significant prior
              operating history and the fact that
              there will be restrictions on transfer
              or limitations on liquidity for
              securities issued in this Offering. In
              addition to other information contained
              in this Memorandum and the materials or
              information incorporated by reference
              herein, prospective Investors should
              carefully consider the following:

              GENERAL RISKS

              Travel Dynamics, Inc. is a Nevada
              corporation (the "Parent") and has a
              wholly-owned operating subsidiary known
              as Travel Dynamics Services, Inc. (the
              "Subsidiary").  The Parent previously
              was known as Greenway Environmental
              Systems, Inc.  The Parent adopted its
              current name when it acquired the
              Subsidiary as its sole wholly-owned
              subsidiary in September 1998 through a
              reorganization. Prior to being acquired by the Parent, the Subsidiary originally was organized as an Arizona limited liability company in March 1998 and was reorganized as a newly-formed Nevada corporation in July 1998. The Parent's common stock currently trades on the OTC
              Bulletin Board under the symbol TDNM.
              Therefore, because the Company's
              reorganization is fairly recent, the
              results of operations to date are
              unlikely to be an accurate predictor of
              future operations.

              The Company presently believes that the
              proceeds from Investors, in conjunction
              with operating revenues and available
              financing, will provide sufficient
              capital to support operations and
              certain expansions of the Company for a
              period of at least 12 months.
              Additional capital, in all likelihood,
              will be required for the Company to
              continue to expand its operations.  The
              amount of additional capital that may be required is dependent upon, among other things, the availability of other financing on acceptable terms and future operating results. There can be no assurance that sufficient capital will be raised or that future product sales will meet the Company's growth expectations. Should either of these fail to occur, the Company may elect to
              (i) reduce the expansion to a level
              consistent with a slower growth plan, or
              (ii) pursue financing and other
              alternatives.  Implementation of either
              of the foregoing options could delay or
              diminish the Company's growth and
              adversely affect its profitability.  See
              "Estimated Use of Proceeds."

              LIMITED HISTORY AND CHANGe OF COMPANY
              OPERATIONS

              As described above, the Company went
              through a reorganization in September
              1998.  The Company realized a net
              operating losses following the
              reorganization and until its quarter
              ending September 30, 1999, when it
              realized a small net profit.  After
              reorganization, the Company began
              further developing and expanding its
              business activities and focusing on
              services for home-based businesses.
              Much of the recent activities have
              involved expanding the Company's
              electronic commerce activities and
              broadening its services and products for home-based businesses. This has required the investment of substantial capital by the Company with only a limited period in which to realize or assess the benefits of such activities.
              Therefore, the results of operations to
              date are unlikely to be an accurate
              predictor of future operations.

              EXPANSION

              The Company intends to expand its
              current operations and hire additional
              staff, specifically to support its
              electronic commerce business
              development.  A substantial portion of
              the proceeds from any Investor are
              intended to fund such expansion.  The
              ability of the Company to successfully
              expand its operations will depend on a
              variety of factors, including factors
              not within the sole control of the
              Company.  No assurances can be given
              that the Company will be able to conduct its electronic commerce or expansion program successfully or that the operations of the Company will be profitable. In addition, the Company reserves the right to alter or change its proposed business plan.

              DEPENDENCE ON KEY MANAGEMENT

              The Company's development is dependent
              to a large degree upon James Piccolo,
              President and Chief Executive Officer,
              and Brian K. Service, Secretary and
              Chief Financial Officer and certain
              other key employees.  It is impossible
              to predict with certainty the Company's
              ability to retain the services of those
              persons and to obtain new personnel to
              continue the Company's planned
              development.  James Piccolo signed an
              employment agreement that will expire
              October 1, 2001.  Brian K. Service is
              retained under a consulting agreement
              with the Company that will expire
              December 1, 2000. The Company is in the process of entering into written agreements with other key employees.
              All the agreements include non-compete
              covenants.  The loss to the Company of
              the services of Mr. Piccolo and Mr.
              Service or certain other key persons
              could have a material adverse affect on
              the Company.

              PROPRIETARY RIGHTS

              The Company has developed (i)
              proprietary programs used in the
              marketing of its travel packages as well as employed to audit and account for independent agents selling the Company's products and services, (ii) a tax management program for home-based businesses, and (iii) a website. The
              Company continues to develop new
              products, services and materials that
              are proprietary.

              The Company believes that its method of
              promoting, advertising and engaging
              independent contractors to sell the
              products on a mark-up basis constitutes
              a unique and proprietary business plan
              and procedure.  However, such a process
              may be difficult to protect and it is
              possible that other companies may
              replicate substantially the plan and
              activities and become a competitive factor.

              The Company relies on a combination of
              trade secrets, copyright and trademark
              laws, nondisclosure and other
              contractual arrangements and procedural
              measures to protect the confidential
              information, know-how and proprietary
              rights relating to the Company's
              marketing plans, strategies and website
              content, and its other products and
              services.  Such protections may not
              preclude competitors from developing
              similar systems, products or services
              competitive with the Company.  The
              Company intends to vigorously prosecute
              claims against persons infringing on its rights. The Company does not believe that its system, products or services or other confidential and proprietary rights infringe upon the proprietary rights of third parties. There can be no assurance, however, that third parties will not assert infringement claims against the Company in the future. The successful assertion of rights and the defense of infringement claims could have a material adverse affect on the Company's business and financial condition.

              COMPETITION

              The travel business, electronic commerce and related business operations of the Company are subject to intense competition. Many of the competitors have greater sales, financial strength, production capacity, distribution systems, and marketing resources. There can be no assurance that new competitors will not enter the industry since there are fairly low barriers to entry.

              Competition could take several different forms, including competitors offering new products, extending existing products, reducing prices or competing for internet sales. There may also be competition for qualified personnel and capital, which may be necessary for future products, electronic commerce markets and expansion.

              GOVERNMENT REGULATION

              Various aspects of the Company's
              industry have been subject to government regulation such as regulation by the Federal Trade Commission (FTC), securities authorities, as well as other national and local governmental agencies. Specifically, the Company is often subject to state licensing and regulation as a direct marketing enterprise that solicits new participants. Various changes by regulatory agencies, or the tax treatment of the Company or its applications, could have significant adverse impacts on the Company and its profitability.

              CUSTOMER Development

              Most of the Company's current and target customers are home-based businesses and individuals. Percentages of the various sources of the Company's revenues are as follows:

                   Source                            As of June 30
                                                        1999

                  Travel Package Sales                   46%
                  Seminars                               34%
                  Direct Marketing                       20%

              The Company's current and projected
              revenues may be affected by a lack of
              continued growth and marketability to
              home-based businesses. The Company does not rely on any one customer for a source of income, but rather has a large customer base from which it derives its revenues. Therefore, factors that can influence this large customer base can have a substantial effect on the Company's financial health. In addition, the Company is dependent upon the efforts of the Company's independent sales associates of which there is no assurance of continuation or success.

              INDEBTEDNESS

              The Company presently has some
              indebtedness.  As of June 30, 1999,
              after giving pro forma effect to the
              issuance of certain convertible debt
              issued June 30, 1999, the Company would
              have had long-term indebtedness of
              approximately $677,786.  The Company at
              any time and from time to time may incur both secured and unsecured debt in the future.

              FLUCTUATIONS IN OPERATING RESULTS

              The Company reported a net loss of
              $966,718 for the fiscal year June 30,
              1999 based on audited financial
              statements.  At the end of the first
              quarter, September, 30, 1999, the
              Company reported an unaudited net gain
              of $14,888.  There can be no assurance
              that the Company's profitability will
              continue on a quarterly or annual basis.
               The Company historically has
              experienced, and in the future expects
              to continue to experience, variability
              in total and net income.  Factors
              expected to contribute to this
              variability include, among others:  (i)
              the level of purchasers and selling
              prices of products; (ii) the extent of
              borrowings and changes in interest
              rates; (iii) the Company's ability to
              continue to market and sell its products and develop new products; (iv) delays in product production or shipments or services due to strikes, adverse weather conditions, acts of God or the availability of supplies or employees;
              and (v) the prevailing economic
              condition in the markets and industries
              with which the Company conducts
              business.  These particular
              circumstances may or may not continue
              and others may develop in the future.
              Consequently, the Company's historical
              financial performance is not necessarily a meaningful indicator of future results and, in general, the Company expects its financial results to vary from period to period.

              YEAR 2000 ISSUES

              The Company evaluated certain
              information systems in order to address
              year 2000 issues and made any necessary
              changes to its equipment and operations
              to be year 2000 compliant.  To the
              Company's knowledge, it has not
              experienced any direct or indirect
              problems or delays as a result of year
              2000 issues.

              OTHER FACTORS

              Additional factors that may affect
              future operations, and therefore
              revenues, of the Company, include, but
              are not limited to, the following:

                          (a)         A shortage of
                          trained personnel,
                          especially in the field of
                          electronic commerce;

                          (b)         Employee
                          strikes, other adverse labor
                          actions or disputes could
                          result in a substantial
                          decrease in revenues without
                          corresponding decreases in
                          costs;

                          (c)         Natural
                          disasters, including floods
                          and earthquakes, may damage
                          the facilities of the
                          Company, interrupt utility
                          services to these
                          facilities, interrupt
                          on-line services or
                          otherwise impair the
                          operations of the Company
                          and the generation of
                          revenues from the Company's
                          facilities, as well as the
                          Company's ability to
                          generate revenue from sales
                          of travel packages or other
                          products and services
                          through its website or its
                          independent sales
                          associates, including taxes
                          on electronic commerce or
                          home-based businesses;

                          (d)         Technology,
                          systems or
                          telecommunications problems
                          or the need to upgrade to
                          the extent the Company
                          relies on sales on the
                          internet; and

                          (e)         Unfavorable
                          trends in the national,
                          state or local economy or
                          political climate, which in
                          turn may adversely affect
                          home-based businesses, the
                          travel industry or
                          electronic commerce;
                          unfavorable changes in
                          current federal, state and
                          county legislation and local
                          ordinance; increased
                          governmental regulations or
                          taxes, which could adversely
                          affect the Company; loss of
                          confidence by the Company's
                          independent sales
                          associates, which would
                          adversely affect the level
                          of revenue forecasted;
                          increasing products
                          liability, workers'
                          compensation and other
                          claims; competition by other
                          entities, which desire to
                          provide products and
                          services provided by the
                          Company; and unforeseen
                          major repairs of the
                          Company's properties or
                          increases in insurance or
                          other operating costs
                          without the Company being
                          able to obtain corresponding
                          increases in revenues.

              RISKS ASSOCIATED WITH TECHNOLOGY
              The Company cannot accurately forecast
              revenues as a result of the Company's
              limited operating history and the
              emerging nature of the Internet-based
              services market. Revenues could fall
              short of expectations if the Company
              experiences delays or cancellations of
              services.  A number of factors are
              likely to cause fluctuations in the
              Company's operating results, including,
              but not limited to:
                              changes in demand and
                    patterns of usage of the Internet;
                              ability to attract and
                    retain independent sales
                    associates and customers;
                              ability to upgrade,
                    develop and maintain systems and
                    infrastructure;
                              the amount and timing of
                    operating costs and capital
                    expenditures relating to expansion
                    of the business and infrastructure;
                              technical difficulties
                    or system outages;
                              the announcement or
                    introduction of new or enhanced
                    services by competitors;
                              ability to attract and
                    retain qualified personnel with
                    Internet industry expertise,
                    particularly sales and marketing
                    personnel;
                              the pricing policies of
                    competitors; and
                              governmental regulation
                    surrounding the Internet and
                    electronic commerce.

              Independent sales associates and
              customers have in the past experienced
              some interruptions in connecting to the
              web site. We believe that these
              interruptions will continue to occur
              from time to time.  These interruptions
              are due to hardware failures and
              operating system failures.  It is
              possible to experience occasional
              temporary capacity constraints due to
              sharply increased traffic, which may
              cause unanticipated system disruptions,
              slower response times, impaired quality
              and degradation in levels of customer
              service. If this were to continue to
              happen, our business and reputation
              could suffer dramatically.  As we
              develop our electronic commerce
              business, we will depend on strategic
              relationships to expand our services and products and marketing efforts. Our ability to increase revenues depends upon marketing our services through new and existing strategic relationships.
              We must design and implement service
              enhancements to our electronic commerce
              business that meet customer requirements in a timely and efficient manner. We may not successfully determine customer requirements and we may be unable to satisfy customer demands. Furthermore, we may not be able to design and implement a service incorporating desired features in a timely and efficient manner. In addition, if any new service we launch is not favorably received by customers, independent sales associates and end-users, our reputation could be damaged. If we fail to accurately determine customer feature requirements or service enhancements or to market services containing such features or enhancements in a timely and efficient manner, our business and operating results could suffer materially.

              Our online services depend on complex
              software, both internally developed and
              licensed from third parties. Complex
              software often contains defects,
              particularly when first introduced or
              when new versions are released. Although we conduct extensive testing, we may not discover software defects that affect our new or current services or enhancements until after they are deployed. Although we have not experienced any material software defects to date, it is possible that, despite testing by us, defects may occur in the software. These defects could cause service interruptions, which could damage our reputation or increase our service costs, cause us to lose revenue, delay market acceptance or divert our development resources, any of which could cause our business to suffer.

              ACQUISITIONS AND INVESTMENTS
              The Company may use a portion of the net proceeds of this offering to acquire or invest in businesses, products, services and technologies that complement or augment our current business. However, the Company has no executed agreements at this time. Integrating any newly acquired businesses or technologies may be expensive and time-consuming. To finance any acquisitions, it may be necessary for the Company to raise additional funds through debt or equity financings, which may be on terms that are not favorable to us and, in the case of equity financings, may result in dilution to our shareholders. We may not be able to operate any acquired businesses profitably or otherwise implement our growth strategy successfully. If we are unable to integrate any newly acquired entities or technologies effectively, our results of operations could suffer.

              RESTRICTIONS ON TRANSFERABILITY; LIMITED
              MARKET

              The Units, which include shares of
              Common Stock, issued by the Company
              would be in reliance upon exemptions
              from the registration requirements of
              federal and state securities laws and
              would thus be subject to restrictions
              against transfer.  Although there is a
              market for the Company's Common Stock on the OTC Bulletin Board, the shares of Common Stock are thinly traded, volatile and do not have much liquidity. The
              Unit has not been registered under
              federal or state securities laws and
              cannot be sold unless registered by the
              Company or an exemption from
              registration from such laws is
              available. The Company has made no
              commitment to and it is highly unlikely
              that the Company will, register the Unit at any time in the future and an exemption from registration may not be available at the time a Unit holder desires to transfer its Unit. It is likely that resale will be permissible within one to two years under Rule 144 of the Securities Act and applicable state law and an exemption from registration may not be available at the time a Unit holder desires to transfer the Unit. Prospective Investors must represent that they will acquire the Unit for investment purposes only and not with a view to their resale or other distribution. Upon any transfer of
              Common Stock or a Warrant, an opinion of counsel or other evidence satisfactory to the Company that no registration is required and must be provided by the transferring Unit holder. The Unit holders may not be able to liquidate their investment in the event or an emergency or should they desire to do so for any reason, and the Unit will likely not be acceptable as collateral for a loan. As a result of the foregoing restrictions upon the transferability of the Unit, a Unit holder may be required to retain the securities for an indefinite period of time. See
              "Description of Common Stock and
              Warrants," "Transfer Restrictions" and
              "Plan of Offering."

              Please note, the Company was only able
              to obtain a submission for quotation on
              the Electronic Bulletin Board as of
              January, 1999.  As a result, there is
              little historical record of trading in
              the Company's stock.  Moreover, the
              Company must be considered as "thinly"
              traded such that the price appears to be very volatile, shown in the following table:

                           November 1999      December 1999      January 2000

     Minimum Closing Bid        $1.10             $1.63             $1.38

     Highest Closing Asked      $3.00             $2.69             $2.00

              Each prospective Investor in this
              Offering should understand that the
              Company has very limited trading markets and no assurance can be given that the price of its Common Stock may not be at risk or adversely affected by the completion of this Offering, or that the price will be the same as currently quoted. Further, because the markets are very thinly traded, any additional
              Units issued by the Company may have
              significant and adverse impacts upon
              those markets.

              DETERMINATION OF THE OFFERING PRICE

              During the time period of January 5 to
              January 31, 2000, the trading range of
              the Company's Common Stock was
              approximately $1.63 to $1.38 per share.
              The price at which a Unit is being
              offered was determined by the Board of
              Directors of the Company and is not
              related to any independent appraisal of
              the current or future value of the
              Company or its Common Stock.  The Units
              being issued as a result of this
              Offering is subject to certain transfer
              restrictions and will be restricted
              under the securities laws and subject to Rule 144 of the Securities Act. These restrictions may adversely affect the future price of the Common Stock and Warrants. As a result, Investors who purchase Units may not be able to sell their Common Stock or Warrants for a period of at least one-year and recoup their investment. See "Description of
              Common Stock and Warrants," and "Plan of
              Offering."

              FORWARD LOOKING STATEMENTS

              This Offering Memorandum includes
              certain statements and estimates
              provided by the Company with respect to
              the Company's anticipated operations.
              References to "opportunities," "growth
              potential," "objectives" and "goals,"
              and the words "anticipate," "hope,"
              "believe," "estimate," "expect," and
              similar expressions used herein indicate such forward-looking statements. Such statements and estimates reflect various assumptions made by the Company about circumstances and events, many of which have not yet taken place, as well as reflecting a substantial degree of judgment by management as to the scope and presentation of such information.
              There can be no assurance that any of
              such statements or estimates of
              anticipated operations will prove to be
              correct, and no representations and
              warranties are made as to the accuracy
              of such statements or estimates. Actual results may vary and such variations may be material.

              BEST EFFORTS OFFERING

              The Units will be sold on a best efforts basis by the Company. As such, it is possible that the Company will not be able to sell all of the Units under the Minimum or Maximum Offering. If less than the Maximum Offering is sold, the Company will be limited in the amount of proceeds received and will not be able to attain all of its objectives for the use of such proceeds. See "Plan of Offering" and "Estimated Use of Proceeds."

              DILUTION

              Purchasers of Units will experience
              immediate and substantial dilution in
              the net tangible book value of $.61 or
              61% per share.  There are substantial
              options granted to management and third
              party consultants which will afford such holders the right to acquire shares at prices which may be below the market price for the Company's shares or less than the price at which shares may be issued in this Offering. To the extent such options are exercised, or subsequent Common Stock is issued, such transactions may constitute additional
              "dilution" to existing shareholders and
              will, in all events, result in a
              diminution of control.  This market
              overhang could also significantly reduce the prevailing market price of the Common Stock as such options are exercised. Investors electing to acquire Units in this Offering must understand that they will acquire a minority position as to voting control.
              That is, other shareholders will
              continue to hold the majority of the
              issued and outstanding shares; and,
              thereby, control the Company.  Further,
              the Company has no provision for
              cumulative voting or preemptive rights.

              LACK OF DIVIDENDS

              The Company has paid no dividends on its Common Stock. Payment of dividends in the future will depend on the Company's earnings and the degree to which such earnings are needed for the working capital needs of the business.


               ESTIMATED USE OF PROCEEDS

              The Company intends to utilize the net
              proceeds of the sale of the Units for
              expansion of the Company's electronic
              commerce products and services and for
              general working capital. If the Minimum
              Offering is sold, the gross proceeds
              should be approximately $200,000 and if
              the Maximum Offering is sold, the net
              proceeds should be approximately
              $1,200,000.  If less than the Maximum
              Offering is sold, the Company intends to use the proceeds in a manner which will enable it to accomplish the greatest number of its objectives.

              The following table sets forth the
              estimated use of proceeds of the Offering.

                                     Minimum         Offering      Maximum   Offering
                                      Amount         Percent       Amount     Percent
                                     ---------      ---------   ----------   -------

     Gross Proceeds of Offering      $200,000          100%     $1,200,000      100%

     Offering Expenses:
        Sales Commissions (1)         $20,000          10.0%      $120,000     10.0%
        Sales Expenses (2)            $20,000          10.0%       $54,000      4.5%

        Total Offering Expenses       $40,000          20.0%      $174,000     14.5%

     Amount Available Net of
      Offering Expenses              $160,000          80.0%    $1,026,000     85.5%
     Electronic Commerce Site (3)    $160,000          80.0%      $600,000     50.0%
     Working Capital Reserve (4)        $0              0%        $426,000     35.5%

     Total Application of Proceeds   $200,000         100.0%    $1,200,000    100.0%

              (1)  The Offering will be conducted by
              officers and directors of the Company
              who will not be compensated for their
              sales activities.  The Company may pay
              members of the NASD a commission not to
              exceed 10% of the price of Units sold to Investors introduced by them. If such commissions were to be paid on all sales, they would be $20,000 on the Minimum Amount and $120,000 on the Maximum Amount. In addition, NASD member firms may receive Warrants to purchase shares of Common Stock at an exercise price of 120% of the offering price of the Units. One Warrant will be issued for each 10 Units sold through the NASD member. See "PLAN OF OFFERING."

              (2)  Sales expenses include legal fees,
              accounting fees, filing fees, printing
              costs, escrow charges, dealer expenses,
              equaling 3% of the selling price, and
              other expenses of the Offering.

              (3)  Establish a general merchandise
              mall,  electronic commerce site with
              features including: distributor support
              and tracking, state of the art,
              real-time tracking of orders and
              commissions and replication of mirror
              malls based on central site.

              (4)  The working capital may be used by
              the Company for any corporate purpose.

                        DILUTION

              Dilution is a term which normally
              describes the reduction in value per
              share or other security to an Investor
              subscribing in a public or private
              Offering by contrasting the purchase
              price being paid for those securities to the Investor's net worth per security immediately after the close of the Offering. The net adjusted tangible book value (tangible assets less total liabilities) of the Company as of September 30, 1999 was $1,111,800, or
              $.26 per share.  Without taking into
              account any changes in such tangible
              book value subsequent to September 30,
              1999, other than to give effect to the
              issuance of the Maximum Offering of
              1,200,000 Units at a price of $1.00 per
              Unit (after deducting the estimated
              Offering expenses payable by the
              Company), the net adjusted tangible book value at September 30, 1999, would have been $2,137,800 or $.39 per share of Common Stock. This would represent an increase in net tangible book value of $.13 per share of Common Stock to the existing shareholders and dilution of
              $.61 per share of Common Stock to the
              Investors in this Offering.

              The following table illustrates such pro forma per share dilution:

   Offering price per Unit                                       $1.00
       Net adjusted tangible book value per share
         at September30, 1999                                    $0.26
       Increase in net adjusted tangible book value per
         common share attributable to new Investors              $0.13
   Tangible book value per common share after Offering           $0.39
   Dilution in net adjusted tangible book value per
     common share to new Investors                               $0.61
   Dilution per share as percentage of the Offering price           61%

              The following table sets forth on a pro
              forma basis at September 30, 1999, the
              differences between the existing
              shareholders and new Investors with
              respect to the number of shares of
              Common Stock purchased from the Company, the total consideration paid to the Company and the average price paid per share.

                                  Shares Purchased      Total Consideration
                                ---------------------   --------------------- Average Price
                                 Amount      Percent     Amount     Percent     Per Share
                                ----------  ---------   ----------  ---------   ----------
    Existing shareholder         4,342,080      78.3%     $825,205      40.7%       $.19
    New Investors                1,200,000      21.7%   $1,200,000      59.3%      $1.00

        Total                    5,542,080       100%   $2,025,205       100%       $.37


              In 1998, the Company engaged Mackenzie
              Shea, Inc. to provide a wide range of
              business consulting services for a
              period of two years.  A portion of the
              compensation to Mackenzie Shea, Inc.
              included its receiving a 10% equity
              interest the Company.  The Company also
              agreed that, until the Company has
              raised $5,000,000 in investment capital,
              Mackenzie Shea, Inc. will receive, as
              part of its ongoing compensation, equity
              securities equal to 10% of any issuance
              of equity securities, or securities
              convertible into equity securities, of
              the Company.   As a result, Mackenzie
              Shea, Inc. will receive 20,000 shares of Common Stock if the Minimum
              Offering is sold and 120,000 shares of
              Common Stock if the Maximum Offering is
              sold, with the possibility of receiving
              additional shares on the same proportion if Warrants are exercised. Issuance of these securities will further dilute the per share net tangible book value of the Company.

                     CAPITALIZATION

              The Company has authorized 50,000,000
              shares having a par value of $.001.  Of
              these shares, as of January 31, 2000,
              there were approximately 4,848,080
              currently issued, outstanding and
              subscribed for shares.  A total of
              1,257,807 shares, exclusive of option
              rights, are held by management or
              affiliates, constituting of
              approximately 26% of the total issued
              and outstanding shares.  Of the total
              issued and outstanding shares, 1,273,033 or approximately 26%, are free trading at the time of this Offering Memorandum and the balance of 3,575,047 shares or approximately 74% are restricted shares which may only be sold pursuant to subsequent registration or an exemption from registration for resale, such as Rule 144.

              It should be understood by any
              prospective Investors that the
              significant number of restricted
              securities may cause the price of the
              stock to be more volatile as it limits
              the amount of capital available for
              current sales into the market.
              Moreover, it should also be noted that
              as shares become eligible for sales in
              the market under Rule 144 at a future
              date, it may also have an adverse effect upon the market price for the Company's shares.

              The following table shows the
              capitalization of the Company as of
              September 30, 1999, on a pro forma basis adjusted to give effect to the sale of the Maximum Offering of 1,200,000 Units offered hereby at an assumed Offering price of $1.00 per Unit (after deducting estimated Offering expenses payable by the Company):

                                                              September 30, 1999
                                                             ----------------------
                                                              Actual    As Adjusted
                                                             ----------  ----------
     Debt:
         Current liabilities                                   $757,055     $757,055
         Long-term debt                                        $677,728     $677,728
             Total debt                                      $1,434,783   $1,434,783

     Shareholders' Equity:
         Common Voting Stock, $00. par value; 50,000,000,000     $4,342       $5,542
          shares authorized, 4,342,080 shares issued and
          outstanding; 5,542,080 shares as adjusted

         Additional paid-in capital                            $820,863   $1,845,663
         Retained earnings (deficit)                         $ -987,812   $ -987,812
         Unearned compensation                                $ -63,741    $ -63,741
             Total shareholders' equity                      $ -226,348     $799,652

     Total capitalization                                    $1,208,435   $2,234,435


             DESCRIPTION OF COMMON STOCK AND WARRANTS

              COMMON STOCK

              Up to 1,200,000 shares of the Company's
              voting Common Stock are offered hereby.
              As of the date of this Memorandum, there were 4,848,080 issued and outstanding shares of Common Stock. A total of 50,000,000 shares of voting Common Stock are authorized.

              The holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor.
               The Company has not paid any dividends
              to date.  Future dividend policy will be
              determined from time to time by the
              Board of Directors based upon conditions then existing, including but not limited to the Company's earnings and financial condition. No projection of future earnings or dividends of the Company should be inferred from any of the information contained in this
              Memorandum. In the event of liquidation, dissolution or winding up of the Company, holders of the Common Stock are entitled to share ratably the assets remaining after payment of liabilities.

              Holders of the Company's voting Common
              Stock will be entitled to one vote per
              share.  All outstanding shares of Common
              Stock upon completion of the Offering
              will be fully paid and nonassessable.
              Holders of Common Stock have no
              preemptive rights and no right to
              convert their Common Stock to any other
              securities.

              Because the shares are being offered and sold in reliance upon various exemptions from registration under federal and state securities laws, the resale or other transfer of the shares is restricted. Any shareholder desiring to transfer Common Stock within two years may be required to provide an opinion of counsel satisfactory to the Company that such transfer may be made without registration, under applicable securities laws, of the shares being transferred. Therefore, each prospective
              Investor should be prepared to hold any
              Common Stock purchased for an indefinite period.

              WARRANTS

              Up to 1,200,000 Warrants are offered
              hereby.  Each Warrant entitles the
              holder to purchase one share of Common
              Stock at an exercise price of $3.00 per
              share beginning on May 31, 2000.  NO
              ASSURANCE CAN BE GIVEN THAT THE MARKET
              PRICE OF THE COMPANY'S COMMON STOCK WILL
              EQUAL OR EXCEED THE EXERCISE PRICE OF
              THE WARRANTS DURING THE TIME THE
              WARRANTS ARE OUTSTANDING.  All warrants
              not exercised will expire at midnight
              May 31, 2003. In addition, the Warrants will expire prior to May 31, 2003 if, at any time, (i) the average closing bid price for the shares of Common Stock (or the closing price if then traded on a national securities exchange) has equaled or exceeded $3.00 per share for a period of 60 consecutive trading days,
              (ii) the Company gives written notice to the Warrant holders within 3 trading days following such 60 day period, and
              (iii) the Warrant holder fails to
              exercise the Warrant within 30 days
              thereafter.  Holders of Warrants will
              not, as such, have any of the rights of
              shareholders of the Company.

              In certain cases, the issuance of Common
              Stock upon exercise of the Warrants
              would violate the securities laws of the United States or certain states. The
              Company will use its best efforts to
              maintain a current prospectus relating
              to such Common Stock at all times when
              the market price of the Common Stock
              exceeds the exercise price of the
              Warrants until the expiration date of
              the Warrants and to take such other
              actions under the laws of various states as may be required to cause the sale of the Common Stock upon exercise of the Warrants to be lawful. The Company will also attempt to take such actions as may be appropriate to enable the holders of Warrants to exercise the Warrants in so-called "cashless exercise" in which
              Warrants are exercised simultaneously
              with the sale of the underlying Common
              Stock, but no assurance can be given
              that the Company will be successful in
              this regard.  In any event, the Company
              will not be required to honor the
              exercise of Warrants if, in the opinion
              of the Company's Board of Directors,
              upon advice of counsel, the sale of
              Common Stock upon such exercise would be unlawful.

              Warrants may be exercised, once the
              exercise period has commenced, by
              completing and signing the appropriate
              purchase form on the Warrants and
              mailing or delivering the Warrants to
              the Company prior to redemption or
              expiration, accompanied by payment in
              full of the exercise price for the
              Warrants being exercised.  Common Stock
              certificates will be issued as soon as
              practicable after exercise and payment
              of the exercise price as described
              above.  If a Warrant holder exercises
              with respect to less than all the
              Warrants held, new Warrants for the
              unexercised portion of the Warrants will be issued to the Warrant holder.

              Because the Warrants are being offered
              and sold in reliance upon various
              exemptions from registration under
              federal and state securities laws, the
              resale or other transfer of the Warrants is restricted. Any Warrant holder desiring to transfer Warrants within two years may be required to provide an opinion of counsel satisfactory to the Company that such transfer may be made without registration, under applicable securities laws, of the Warrants being transferred. Therefore, each prospective
              Investor should be prepared to hold any
              Warrants purchased for an indefinite
              period.

              PREFERRED STOCK

              The Company is authorized to issue
              5,000,000 shares of preferred stock,
              $.001 par value.  The privileges and
              restrictions of each series of preferred stock are determined prior to issuance.
              No shares of preferred stock have been
              issued.


                    PLAN OF OFFERING

              A maximum of 1,200,000 Units (the
              "Maximum Offering") are being offered
              hereby. The Offering period terminates
              on April 30, 2000 unless extended by the Company, in one or more extensions, to a date not later than May 31, 2000. The
              Offering may, however, be terminated by
              the Company in its sole discretion at
              any time.  Notwithstanding the Maximum
              Offering termination date, the Offering
              will also terminate if at least 200,000
              Units (the "Minimum Offering") have not
              been subscribed for and issued by April
              30, 2000, unless extended by the
              Company, in one or more extensions, to a date not later than May 31, 2000. Units are being offered to a limited number of persons, whom the officers and directors of the Company reasonably believe would be suitable Investors in the Company.

              Units are being offered at a price of
              $1.00 per Unit. A minimum investment of
              50,000 Units ($50,000) is required,
              though the Company reserves the right to accept a limited number of subscriptions for less than the minimum investment.
              Until the minimum number of Units have
              been subscribed for, all subscription
              funds will be deposited in an account at Wells Fargo Bank and will not be released to the Company until at least
              200,000 Units have been purchased.
              Thereafter, subscription funds from any
              additional subscriptions will be
              available to the Company as soon as the
              subscription has been accepted by the
              Company.

              No allocation will be made among
              subscribers in the event subscriptions
              exceed the number of Units available in
              this Offering.  In such event, Units
              will be sold on a first come-first
              served basis and all excess
              subscriptions and subscription funds
              will be returned to their subscribers.
              If less than 200,000 Units have been
              subscribed for by close of business on
              April 30, 2000, unless such date is
              extended as described above, the
              Offering will be withdrawn and all
              subscriber funds will be returned
              without interest.

              The Offering is not being underwritten
              and Units will be offered only by
              officers and directors of the Company.
              No compensation, commissions or
              discounts will be paid or allowed to any persons in connection with this
              Offering, provided that the Company may
              pay members of the NASD a commission not to exceed 10% of the price of Units sold to Investors introduced to the Company by such members. In addition, NASD member firms may receive Warrants to purchase shares of Common Stock at an exercise price of 120% of the offering price of the Units. One Warrant will be issued for each 10 Units sold through the NASD member. Expenses of distribution of the Units shall be paid by the Company out of the proceeds from the sale of the Units.

              At the time of subscription, each
              Investor will be required to execute a
              Subscription Agreement, the form of
              which is attached to this Memorandum as
              Exhibit A, which contains certain
              restrictions on transfer of the Units.
              Prospective Investors should carefully
              read the Subscription Agreement before
              subscribing to purchase any Units.

              Since the Units are being offered on a
              best efforts basis by the Company, no
              assurance can be given that all or any
              part of the Units will be sold.

              Currently, there is a limited trading
              market for the Company's Common Stock on the OTC Bulletin Board system. The
              Offering price per Unit is determined in advance by the Board of Directors of the Company. There is no assurance that the price per Unit reflects the actual value of a share of Common Stock and a Warrant or that an Investor will realize that amount upon sale in the future.

              Individuals purchasing, hereunder,
              understand and agree that they will have a substantial holding period to evidence investment intent before their Units may be resold. Under currently prevailing federal regulations and substantially similar regulations in most state jurisdictions, the securities acquired in this private placement must be held for a period of one (1) year from the purchase of the Unit before it can be resold. After the one (1) year period,
              (i) the securities are generally subject to resale provided that there is current public information about the Company,
              (ii) that certain volume limitations
              upon the number of Units that can be
              sold in each three (3) month period are
              observed, (iii) that the selling Unit
              holder obtains an opinion of counsel
              acceptable to the Company as to the
              holding period and the tradability of
              the Unit, (iv) and that the selling Unit holder file a required Form 144 with the SEC.

                    TRANSFER RESTRICTIONS

              The Units have not been registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
              Accordingly, the Units being offered
              hereby are subject to certain
              restrictions on transfer, as further set forth in the Subscription Agreement.

              Each Unit holder agrees to indemnify the Company against any liability that may result from the transfer, exchange or assignment of such holder's Unit in violation of any provision of applicable
              United States federal or state
              securities law.

              Each purchaser of a Unit, by its
              acceptance thereof, will be deemed to
              have acknowledged, represented,
              certified to and agreed with the Company as follows:

                          (1)     The purchaser
                          understands and acknowledges
                          that (a) the Unit is being
                          offered in a transaction not
                          involving a public offering
                          in the United States within
                          the meaning of the
                          Securities Act, (b) the Unit
                          has not been registered
                          under the Securities Act or
                          any other applicable
                          securities law, may not be
                          offered, resold, pledged or
                          otherwise transferred except
                          in compliance with the
                          registration requirements of
                          the Securities Act, or any
                          other applicable securities
                          law, pursuant to an
                          exemption therefrom, or in a
                          transaction not subject
                          thereto.  The purchaser
                          will, and each subsequent
                          holder is required to,
                          notify any subsequent
                          purchaser from it of the
                          resale restrictions set
                          forth in the legend
                          described below.

                          (2)     The purchaser is an
                          "accredited investor" within
                          the meaning of Rule 501(a)
                          under the Securities Act
                          ("Accredited Investor").
                          Such Accredited Investor
                          invests in or purchases
                          securities similar to the
                          Unit and has such knowledge
                          and experience in financial
                          and business matters that he
                          or she is capable of
                          evaluating the merits and
                          risks of purchasing the
                          Unit.  Such Accredited
                          Investor is aware that he or
                          she may be required to bear
                          the economic risk of an
                          investment in the Unit for
                          an indefinite period of time
                          and is able to bear such
                          risk for an indefinite
                          period.  Each Unit purchaser
                          that is an Accredited
                          Investor must execute and
                          deliver the Subscription
                          Agreement for the benefit of
                          the Company, substantially
                          in the form included as
                          Exhibit A to this Offering
                          Memorandum.

                              (3)     The purchaser
                              acknowledges that
                              neither the Company
                              nor any person
                              representing the
                              Company has made any
                              representation to it
                              with respect to the
                              Company or the
                              Offering or sale of
                              any Unit other than
                              the information
                              contained in this
                              Offering Memorandum,
                              which has been
                              delivered to it and
                              upon which it is
                              relying in making its
                              investment decision
                              with respect to the
                              Company and the Unit
                              as it has deemed
                              necessary in
                              connection with its
                              decision to purchase
                              the Unit including an
                              opportunity to ask
                              questions of and
                              request information
                              from the Company.

                              (4)     The purchaser
                              is purchasing the Unit
                              for its own account,
                              or for one or more
                              investor accounts for
                              which it is acting as
                              a fiduciary or agent,
                              in each case for
                              investment, and not
                              with a view to, or for
                              offer or sale in
                              connection with, any
                              distribution thereof
                              in violation of the
                              Securities Act.  The
                              purchaser agrees on
                              its own behalf and on
                              behalf of any investor
                              account for which it
                              is purchasing the Unit
                              and each subsequent
                              holder of the Unit by
                              its acceptance thereof
                              will agree, to sell,
                              pledge or otherwise
                              transfer such Unit
                              only (a) to the
                              Company, (b) pursuant
                              to a registration
                              statement which has
                              been declared
                              effective under the
                              Securities Act, (c)
                              pursuant to any other
                              available exemption
                              from the registration
                              requirements of the
                              Securities Act, and in
                              each in accordance
                              applicable state
                              securities laws.  Each
                              purchaser acknowledges
                              that the Company
                              reserves the right
                              prior to any sale,
                              pledge or other
                              transfer pursuant to
                              clause, (c) above to
                              require the delivery
                              of an opinion of
                              counsel,
                              certifications and/or
                              other information
                              satisfactory to the
                              Company.

                          (5)     Each purchaser
                          acknowledges that the Unit
                          and certificates
                          representing the shares of
                          Common Stock and Warrants
                          will contain a legend
                          substantially to the
                          following effect:


                     "THE SECURITIES EVIDENCED HEREBY
                      HAVE NOT BEEN REGISTERED UNDER
                      THE SECURITIES ACT OF 1933, AS
                      AMENDED (THE "SECURITIES ACT") OR ANY
                      STATE SECURITIES LAWS AND MAY NOT
                      BE OFFERED, SOLD, PLEDGED OR OTHERWISE
                      TRANSFERRED IN THE ABSENCE OF SUCH
                      REGISTRATION OR AN APPLICABLE EXEMPTION
                      THEREFROM.

                      THE HOLDER OF THE SECURITIES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT THE SECURITIES EVIDENCED HEREBY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED,
                      ONLY (I) TO THE COMPANY, (II) PURSUANT TO AN
                      EFFECTIVE REGISTRATION STATEMENT UNDER
                      THE SECURITIES ACT OR (III) PURSUANT TO AN
                      AVAILABLE EXEMPTION FROM THE REGISTRATION
                      REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH
                      IN ACCORDANCE APPLICABLE STATE SECURITIES LAWS. EACH PURCHASER ACKNOWLEDGES THAT THE COMPANY RESERVES THE RIGHT PRIOR TO ANY SALE, PLEDGE
                      OR OTHER TRANSFER PURSUANT TO CLAUSE (III) TO
                      REQUIRE: (A) AN OPINION LETTER OF COUNSEL AND
                      SUCH CERTIFICATIONS AND DOCUMENTS TO THE COMPANY'S SATISFACTION, AND (B) THE HOLDER AND EACH SUBSEQUENT HOLDER TO NOTIFY ANY PURCHASER
                      FROM IT OF THE NOTE EVIDENCED HEREBY OF THESE RESALE RESTRICTIONS.

                                   (6)     The
                              purchaser acknowledges
                              that the Company and
                              others will rely upon
                              the truth and accuracy
                              of the foregoing
                              acknowledgments,
                              representations,
                              certifications and
                              agreements and agrees
                              that, if any of the
                              acknowledgments,
                              representations or
                              warranties deemed to
                              have been made by its
                              purchase of a Unit are
                              no longer accurate, it
                              shall promptly notify
                              the Company.  If it is
                              acquiring any Units as
                              a fiduciary or agent
                              for one or more
                              investor accounts, it
                              represents that it has
                              sole investment
                              discretion with
                              respect to each such
                              account and that it
                              has full power to make
                              the foregoing
                              acknowledgments,
                              representations,
                              certifications and
                              agreements on behalf
                              of each such account.

                 SUITABILITY STANDARDS

              The Offering is being made in reliance
              upon an exemption from federal
              securities registration requirements
              contained in the Securities Act, and
              regulations promulgated thereunder as
              well as in reliance upon "private
              offering" exemptions under applicable
              state securities laws.  In this regard,
              subscriptions will not be accepted from
              partnerships, corporations, trusts or
              other entities unless they can satisfy
              the Company that they were not organized or reorganized for the specific purpose of acquiring Units. Furthermore, suitability standards may vary from state to state.

              Each prospective Investor should realize that (i) the Units offered hereby are subject to certain restrictions concerning their transfer; and (ii) there can be no assurance that a public market will exist when the shares of Common Stock or Warrants become unrestricted under the applicable securities laws. See "RISK FACTORS" and "DESCRIPTION OF COMMON STOCK AND
              WARRANTS." A minimum investment of
              50,000 Units ($50,000) must be made by
              each Investor.  In addition, because of
              various risk factors and the relative
              lack of liquidity of securities of this
              type, as compared with other investments in securities, each Investor must be of sufficient financial means to assume the risks inherent in the purchase of Units.
               Each Investor must evaluate whether
              this is a suitable investment based upon such person's investment objectives, financial situation and needs.

              Generally, under the requirements of the exemptions under which the Offering is made, sales may be made to not more than 35 purchasers who are non-Accredited
              Investors.  There is no limitation on
              the number of Accredited Investors who
              purchase Units.  In some states,
              however, the number of Investors is
              limited without regard to their status
              as accredited or non-accredited.

              An Accredited Investor is deemed to meet the suitability requirements of this
              Offering both in terms of the ability to understand the risks and merits of the investment and in terms of the ability to bear the economic risk of the investment. An Accredited Investor is defined specifically as an Investor who meets the qualifications of any one of the following categories:

                          (a)     Any natural person
                          whose individual net worth,
                          or joint net worth with that
                          person's spouse, at the time
                          of purchase exceeds $1,000,000.

                          (b)     Any natural person
                          who had an individual income
                          in excess of $200,000 in
                          each of the two most recent
                          years and who reasonably
                          expects an income in excess
                          of $200,000 in the current
                          year.

                          (c)     Any natural person
                          who had a joint income with
                          that person's spouse in
                          excess of $300,000 for each
                          of the past two years and
                          who reasonably expects joint
                          income in excess of $300,000
                          in the current year.

                          (d)     Any director or
                          executive officer of the
                          Company.

                          (e)     An entity in which
                          all of the owners are
                          Accredited Investors under
                          (a) though (d) above.

                          (f)     A self-directed
                          employee benefit plan where
                          investment decisions are
                          solely within the control of
                          an Accredited Investor.

              In addition to the above, there are
              several categories of employee benefit
              plans and institutional Accredited
              Investors. These entities are described in the Subscription Agreement, the form of which is set forth in Exhibit A to this Memorandum.


                 SUBSCRIPTION FOR UNITS

              This Offering is made solely to persons
              whom the directors and officers of the
              Company reasonably believe to be
              suitable Investors.  Each person
              desiring to purchase Units and thereby
              become a shareholder in the Company must complete and execute the Subscription
              Agreement received with this Memorandum.
               A completed and executed Subscription
              Agreement must be submitted to the
              Company together with a check payable to the Bank in the amount of $1.00 for each Unit purchased. The minimum subscription is 50,000 Units or $50,000, provided that the Company reserves the right to accept a limited number of subscriptions from suitable Investors for less than the minimum investment.

              Subscriptions shall be irrevocable
              during the period of the Offering.  The
              Company reserves the right, however, to
              reject any subscription on the basis of
              the nonsuitability of the Investor,
              failure to comply with required
              subscription procedures or for any other reason its deems appropriate. If a subscription is rejected for any reason, the funds submitted with such subscription will be returned promptly to the subscriber without interest.

              The Company will not directly or
              indirectly pay or award any compensation to a third party engaged as an investment advisor by a prospective
              Investor as inducement to advise
              favorably toward the Company.


                     LEGAL MATTERS

              The validity of the Units offered hereby will be passed upon for the Company by the firm of Jennings, Strouss & Salmon,
              P.L.C., 2 North Central Avenue, Suite
              1600, Phoenix, Arizona  85004-2393.


                 ADDITIONAL INFORMATION

              The Company will answer all inquiries
              from prospective Investors (and their
              representatives) and will make available to them, at a reasonable time after prior notice, any additional information that is in the possession of the Company or can be acquired without unreasonable effort or expense, so long as the inquiry or requested information is related to the Units, this Offering, or any information set forth in this Memorandum. Documents not included in this Memorandum, copies of which are available upon written request to the Company, include the following:

                      a.  Articles of Incorporation of the Company;
                      b.  Bylaws of the Company;
                      c.  Amended and restated 10-KSB/A Report (Amendment
                           No.1) for the year ended June 30, 1999;
                      d.  Forms 10-QSB for periods ending September 30, 1999
                           and, when available, December 31, 1999.

              The Company may charge up to $.20 per
              page for copies of documents provided to prospective Investors or their representatives.

              Footer page for TDI Private Offering
              Memorandum.